EXHIBIT 10.22
SECOND AMENDMENT
     SECOND AMENDMENT (this “Amendment”), dated as of January 24, 2007, to the Credit Agreement dated as of November 4, 2005 (the “Credit Agreement”), among LIN Television Corporation, a Delaware corporation (the “Borrower”), Televicentro of Puerto Rico, LLC, a Delaware limited liability company (the “Permitted Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as an issuing lender (in such capacity, an “Issuing Lender”), and as swingline lender (in such capacity, the “Swingline Lender”), Deutsche Bank Trust Company Americas, as syndication agent (in such capacity, the “Syndication Agent”) and as an Issuing Lender, Goldman Sachs Credit Partners, L.P., Bank of America, N.A. and Wachovia Bank, National Association as documentation agents (in such capacity, each a “Documentation Agent”), and The Bank of Nova Scotia and SunTrust Bank, as co-documentation agents (in such capacity, each a “Co-Documentation Agent”), and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners.
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
I.	Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit
Agreement.

II.	Amendments to Section 1.
(a)	Section 1 is hereby amended by:
(i) deleting the following definitions: “Borrower Delayed-Draw Term Loan Commitment”, “Permitted Borrower” and “Permitted Borrower Delayed-Draw Term Loan Commitment”;
(ii) deleting the phrase “or Permitted Borrower, as applicable,” in the definitions of “Applicable Margin” and “Commitment Fee Rate”;
(iii) deleting the first sentence of the definition of “Delayed-Draw Term Loan Commitments” and replacing it with the following sentence: “As to any Lender, the obligation of such Lender to make a Delayed-Draw Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Borrower Delayed-Draw Term Loan Commitment” opposite such Lender’s name on Schedule 1.1A attached hereto.”

(iv) deleting the phrase “, the Permitted Borrower” in the definition of “Loan Parties”;
(v) deleting the phrases “or the Permitted Borrower”, “and the Permitted Borrower” and “or Permitted Borrower” in the definition of “Obligations”;
(vi) deleting the phrase “or the Permitted Borrower, as the case may be” in the definition of “Responsible Officer”; and
(vii) deleting the phrase “and the Permitted Borrower” in the definition of “Term Loans”.
(b)	Section 1 is further amended by inserting in appropriate alphabetical order the following definition:
“Permitted Sale”: the sale by the Borrower of the Permitted Borrower and certain other Subsidiaries of the Borrower pursuant to, and the other transactions contemplated by, the Stock Purchase Agreement dated October 18, 2006, between the Borrower and InterMedia Partners VII, L.P.
III.	Amendments to Section 2.
(a)	Section 2.1 is hereby amended by:
(i) deleting the phrases “and the Permitted Borrower”, “, with such Delayed Draw-Term Loans to be apportioned between the Borrower and the Permitted Borrower, as specified in a notice from the Borrower” and the last two sentences in clause (a);
(ii) deleting the phrases “, the Permitted Borrower”, “and the Permitted Borrower”, and “or Permitted Borrower, as applicable,” and the last sentence in clause (b); and
(iii) deleting the phrase “and the Permitted Borrower, as applicable” in clause (c).
(b)	Section 2.2. is hereby amended by:
(i) deleting the phrases “or the Permitted Borrower (as the case may be)” and “and the Permitted Borrower” each time each of them appears in clause (a); and
(ii) deleting the phrases “or the Permitted Borrower, as the case may be,” and “or the Permitted Borrower, as applicable,” and “or Permitted Borrower, as applicable,” each time each of them appears in clause (b).
(c)	Section 2.3 is hereby amended by:

(i) deleting the phrases “and the Delayed-Draw Term Loan of each Lender made to the Permitted Borrower”, “and the Permitted Borrower, respectively,” and the last two sentences in clause (a) and inserting the phrase “or apportioned” after the word “made” in clause (a); and
(ii) deleting the last two sentences in clause (b).
(d)	Section 2.7 is hereby amended by deleting the phrases “or the Permitted Borrower” and “or the Permitted Borrower, as applicable” in clause (c).

(e)	Section 2.8 is hereby amended by deleting the phrases “or the Permitted Borrower, in the case of the Term Loans”, “or the Permitted Borrower, as applicable” and “or the Permitted Borrower” each time each of them appears and deleting the last sentence in its entirety.

(f)	Section 2.9 is hereby amended by:
(i) deleting the penultimate sentence in its entirety in clause (b); and
(ii) deleting the phrase “or the Permitted Borrower, as the case may be,” each time it appears in clause (d).
(g)	Section 2.10 is hereby amended by:
(i) deleting the phrases “and the Permitted Borrower”, “or Permitted Borrower, as applicable” and “or Permitted Borrower” each time each of them appears in clause (a); and
(ii) deleting the phrase “or Permitted Borrower” each time it appears in clause (b).
(h)	Section 2.13 is hereby amended by deleting the phrase “, the Permitted Borrower” each time it appears.

(i)	Section 2.14 is hereby amended by:
(i) deleting the phrase “and the Permitted Borrower” in clause (a); and
(ii) deleting the phrases “, the Permitted Borrower” and “or the Permitted Borrower” in the last paragraph.
(j)	Section 2.15 is hereby amended by:
(i) deleting the phrase “, or in the case of the Delayed-Draw Term Loan Facility or an Incremental Term Loan Facility, the Permitted Borrower” in clause (a);
(ii) deleting the phrase “or, as the case may be, the Permitted Borrower” in clause (b); and
(iii) deleting the phrase “, and each payment (including each prepayment) on account of principal of and interest on the Delayed-Draw

Term Loans or any Incremental Term Loans made to the Permitted Borrower” and deleting the phrase “or the Permitted Borrower” in clause (d) and inserting the phrase “or apportioned” after the word “made” each time it appears in clause (d).
(k)	Section 2.16 is hereby amended by:
(i) deleting the phrases “or the Permitted Borrower, as the case may be,” and “or the Permitted Borrower” each time each of them appears in clause (a);
(ii) deleting the phrase “or the Permitted Borrower” each time it appears in clause (b); and
(iii) deleting the phrase “and the Permitted Borrower” in clause (c).
(l)	Section 2.17 is hereby amended by:
(i) deleting the phrase “or Permitted Borrower” and the phrase “or Permitted Borrower, as the case may be,” each time each of them appears in clause (a); and
(ii) deleting the phrases “, the Permitted Borrower”, “or the Permitted Borrower, as the case may be,” and “or the Permitted Borrower” each time each of them appears in clause (b).
(m)	Section 2.18 is hereby amended by deleting the phrases “or the Permitted Borrower” and “or the Permitted Borrower, as applicable,” each time each of them appears.

(n)	Section 2.19 is hereby amended by deleting the phrases “or on behalf of the Permitted Borrower” and “or the Permitted Borrower”.

(o)	Section 2.20 is hereby amended by deleting the phrase “or the Permitted Borrower, as the case may be,” each time it appears.
IV.	Amendments to Section 4.
(a)	Section 4 is hereby amended by deleting the phrase “and the Permitted Borrower” in the lead-in.

(b)	Section 4.1 is hereby amended by deleting the phrases “(i)” and “, in each case” and subclause (ii) in its entirety.

(c)	Section 4.4 is hereby amended by deleting the phrase “and the Permitted Borrower” each time it appears.

(d)	Section 4.8 is hereby amended by deleting the phrase “and the Permitted Borrower”.
V.	Amendment to Section 5. Section 5.3 is hereby amended by deleting the phrase “or the Permitted Borrower” and “or the Permitted
Borrower, as applicable,”.

VI.	Amendment to Section 6. Section 6 is hereby amended by deleting the phrases “Each of”, “and (with respect to subsections 6.2(e),
6.3, 6.4, 6.5, 6.6 and 6.8 only) the Permitted Borrower”, “each of” and “and the Permitted Borrower” in the lead-in.
VII.	Amendments to Section 7.
(a)	Section 7.4 is hereby amended by:
(i) deleting the phrase “; and” at the end of clause (c);
(ii) deleting the “.” at the end of clause (d) and replacing it with the phrase “; and”; and
(iii) inserting a new clause (e) reading in its entirety as follows:
“(e) the Permitted Sale.”
(b)	Section 7.5 is hereby amended by:
(i) deleting the phrase “; and” at the end of clause (i);
(ii) deleting the “.” at the end of clause (j) and replacing it with the phrase “; and”; and
(iii) inserting a new clause (k) reading in its entirety as follows:
“(k) the Permitted Sale.”
(c)	Section 7.10(b)(ii) is hereby amended by deleting the phrase “and the Permitted Borrower” and inserting the word “and” in lieu of the “,” before the phrase “the Borrower”.
VIII.	Amendments to Section 8. Section 8 is hereby amended by deleting the phrases “or the Permitted Borrower, as applicable,” and “or the Permitted Borrower”, each time each of them appears.

IX.	Amendments to Section 10.
(a)	Section 10.2 is hereby amended by deleting the phrases “, the Permitted Borrower” and “and the Permitted Borrower”.

(b)	Section 10.6 is hereby amended by:
(i) deleting the phrase “neither the Borrower nor the Permitted Borrower may” and replacing it with the phrase “the Borrower may not”, deleting the phrase “other than as provided in the last two sentences of Section 2.1(a) and in the last sentence of Section 2.1(b)” and deleting the phrase “or the Permitted Borrower” in clause (a);
(ii) deleting the proviso in clause (b)(ii)(B);
(iii) deleting the phrase “, the Permitted Borrower” in clause (c);

(iv) deleting the phrase “Each of the Borrower and the Permitted Borrower” and replacing it with “The Borrower” in clause (e);
(v) deleting the phrase “and the Permitted Borrower” in clause (f).
                       (c)      Section 10.7 is hereby amended by deleting the phrases “or the Permitted Borrower” and “or the Permitted Borrower, as applicable”.
                       (d)     Section 10.8 is hereby amended by deleting the phrase “, the Permitted Borrower”.
                       (e)     Section 10.10 is hereby amended by deleting the phrase “, the Permitted Borrower”.
                       (f)      Section 10.13 is hereby amended by deleting the word “either”, and the phrases “or the Permitted Borrower” and “and the Permitted Borrower”.
                       (g)     Section 10.14 is hereby amended by deleting the phrase “, THE PERMITTED BORROWER”.
                       (h)    Section 10.18 is hereby amended by deleting the phrases “and the Permitted Borrower” and “or the Permitted Borrower, as the case may be,”.
     X. Amendment to Section 11. Section 11 is hereby amended by deleting it in its entirety and replacing it with “[Reserved.]”.
     XI. Notice of Apportionment of Delayed-Draw Term Loans. In accordance with Section 2.1(a) of the Credit Agreement, the Borrower hereby notifies the Administrative Agent that, with effect from immediately prior to the Effective Date, 100% of the Delayed-Draw Term Loans shall be apportioned to the Borrower.
     XII. Effective Date. This Amendment shall become effective as of, and with effect from, the date on which (i) the Borrower shall have delivered a notice to the Administrative Agent pursuant to Section 2.8 of the Credit Agreement stating that the Borrower will prepay Delayed-Draw Term Loans (and interest thereon) in an amount equal to the excess of (x) the Adjusted Net Cash Proceeds received by the Borrower at the closing of the Permitted Sale over (y) $60,000,000 and shall have prepaid the Delayed-Draw Term Loans in such amount and (ii) the Borrower, the Permitted Borrower and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment (it being understood and agreed that, upon such execution and such delivery to the Administrative Agent, the requirements of this clause (ii) shall be deemed to have been satisfied) (the “Effective Date”). Notwithstanding the provisions of Section 2.8 of the Credit Agreement to the contrary, the Borrower may, at its option, make the prepayment referred to in clause (i) above on the same date on which it delivers the notice referred to in clause (i) above.
     XIII. Release of Permitted Borrower and Certain Other Loan Parties. Upon the Effective Date, (i) the Permitted Borrower shall be released from the Credit Agreement and the other Loan Documents, (ii) each of the Permitted Borrower, LIN Television of San Juan, Inc., and WAPA America, Inc. and each of their respective Subsidiaries (collectively, the “Released Guarantors”) shall be released from its guarantee and other obligations under the Guarantee and Collateral Agreement and the other Loan Documents, (iii) the Administrative Agent’s security interest in any collateral pledged by any of the Released Guarantors pursuant to the Guarantee and Collateral Agreement and the other Loan

Documents shall be released, (iv) the security interest in the Capital Stock of each of the Released Guarantors and S&E Network, Inc. pledged under the Guarantee and Collateral Agreement and the other Loan Documents shall be released and (v) each Released Guarantor shall cease to be a Grantor, Guarantor, Subsidiary Guarantor or Loan Party under the Credit Agreement and the other Loan Documents, in each case, automatically and without the need for any further action on the part of any party to any Loan Document.
     XIV. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     XV. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents, as amended and restated, are and shall remain in full force and effect.
     XVI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     XVII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

LIN TELEVISION CORPORATION
By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

TELEVICENTRO OF PUERTO RICO LLC By: LIN TELEVISION OF SAN JUAN, INC., its managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Lender
By:	/s/ Tracey Navin Ewing
Name:	Tracey Navin Ewing
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Syndication Agent and an Issuing Lender
By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., individually and as Documentation Agent
By:	/s/ Elizabeth Fischer
Name:	Elizabeth Fischer
Title:	Authorized Signatory

BANK OF AMERICA, N.A., individually and as Documentation Agent
By:	/s/ John Margetanski
Name:	John Margetanski
Title:	Vice President

THE BANK OF NOVA SCOTIA, individually and as Co-Documentation Agent
By:	/s/ Brenda S. Insull
Name:	Brenda S. Insull
Title:	Authorized Signatory

SUNTRUST BANK, individually and as Co-Documentation Agent
By:	/s/ Kip Hurd
Name:	Kip Hurd
Title:	Director

SCOTIABANC INC., as Lender
By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc, as Lender
By:	/s/ Vincent Fitzgerald
Name:	Vincent Fitzgerald
Title:	Managing Director

BNP PARIBAS, as Lender
By:	/s/ Greg Bonardi
Name:	Greg Bonardi
Title:	Director

By:	/s/ Ola Anderssen
Name:	/s/ Ola Anderssen
Title:	Director

CITIBANK, N.A., as Lender
By:	/s/ Ken Leosh
Name:	Ken Leosh
Title:

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	Joint General Manager

U.S. BANCORP, as Lender
By:	/s/ Alan McLintock
Name:	Alan McLintock
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/ Karl Kieffer
Name: Karl Kieffer
Title: Duly Authorized Signatory

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
By:	/s/ Georgina Fioroazisi
Name: Georgina Fioroazisi
Title: Vice President

By:	/s/ Donna M. Quilty
Name: Donna M. Quilty
Title: Vice President

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Vice President

By:	/s/ James Neira
Name: James Neira
Title: Associate

BANK OF SCOTLAND, as Lender
By:	/s/ Susan E. Hay
Name:	Susan E. Hay
Title:	Director, Business Services

ALLIED IRISH BANKS, P.L.C., as Lender
By:	/s/ Joseph Auquatini
Name:	Joseph Auquatini
Title:	Senior Vice President

By:	/s/ Anthony O’Railly
Senior Vice President

     The Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the Guarantee and Collateral Agreement, the Guarantee and the other Loan Documents to which they are party.

LIN TV CORP.
By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

AIRWAVES, INC.
KXAN, INC.
KXTX HOLDINGS, INC.
LINBENCO, INC.
LIN SPORTS, INC.
LIN TELEVISION OF SAN JUAN, INC.
LIN TELEVISION OF TEXAS, INC.
NORTH TEXAS BROADCASTING CORP.
PRIMELAND TELEVISION, INC.
TVL BROADCASTING, INC.
WAPA AMERICA, INC.
WOOD TELEVISION, INC.
WNJX-TV INC.
WTNH BROADCASTING, INC.

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

INDIANA BROADCASTING, LLC
LIN AIRTIME, LLC
LIN OF ALABAMA, LLC
LIN OF COLORADO, LLC
LIN OF NEW MEXICO, LLC
LIN OF WISCONSIN, LLC
PROVIDENCE BROADCASTING, LLC
WAVY BROADCASTING, LLC
WIVB BROADCASTING, LLC
WOOD LICENSE CO., LLC
WWLP BROADCASTING, LLC

By:	LIN TELEVISION CORPORATION, their managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

TVL BROADCASTING OF RHODE ISLAND, LLC WDTN BROADCASTING, LLC WUPW BROADCASTING, LLC WWHO BROADCASTING, LLC
By:	TVL BROADCASTING, INC., their managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

TELEVICENTRO OF PUERTO RICO, LLC
By:	LIN TELEVISION OF SAN JUAN, its managing member

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO

LIN TELEVISION OF TEXAS, L.P.
By:	LIN TELEVISION OF TEXAS, INC., its general partner

By:	/s/ Vincent L. Sadusky
Name:	Vincent L. Sadusky
Title:	President & CEO